Mutual Funds	Summary Prospectus

Nuveen Short Term Bond Index Fund

AUGUST 1, 2025, AS SUPPLEMENTED JANUARY 23, 2026

Class:	Class A	Class I	Premier	Class R6	Retirement	Class W
Ticker:	TRSHX	TTBHX	TPSHX	TNSHX	TESHX	TTBWX

This summary prospectus is designed to provide investors with key Fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at www.nuveen.com/prospectus. You can also get this information at no cost by calling 800-257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus, reports to shareholders and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated August 1, 2025, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment objective

The Fund seeks total return that corresponds with the total return of a short-term U.S. investment-grade bond market index.

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Fees and expenses

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or other Nuveen mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 172 of the Fund’s Prospectus and “Purchase and Redemption of Fund Shares” on page 103 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s Prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

The tables and examples below do not reflect any commissions that shareholders may be required to pay directly to their financial intermediaries when buying or selling Class I shares.

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class I	Premier Class	Class R6	Retirement Class	Class W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	0%	0%	0%	0%	0%
Maximum deferred sales charge (load)	0%	0%	0%	0%	0%	0%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%	0%
Annual low balance account fee (for accounts under $1,000)	$15.00	0%	0%	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class I	Premier Class	Class R6	Retirement Class	Class W

Management fees	0.05%		0.05%	0.05%	0.05%	0.05%	0.05%
Distribution (Rule 12b-1) fees	0.25%		—	0.15%	—	—	—
Other expenses	0.15%	[1]	0.16%	0.04%	0.02%	0.27%	0.02%
Total annual Fund operating expenses	0.45%		0.21%	0.24%	0.07%	0.32%	0.07%
Waivers and expense reimbursements[2]	—		—	—	—	—	(0.07)%	[3]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.45%		0.21%	0.24%	0.07%	0.32%	0.00%

2     Summary Prospectus  ■  Nuveen Short Term Bond Index Fund

1	Restated to reflect estimates for the current fiscal year.
2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.45% of average daily net assets for Class A shares; (ii) 0.25% of average daily net assets for Class I shares; (iii) 0.25% of average daily net assets for Premier Class shares; (iv) 0.10% of average daily net assets for Class R6 shares; (v) 0.35% of average daily net assets for Retirement Class shares; and (vi) 0.10% of average daily net assets for Class W shares of the Fund. These expense reimbursement arrangements will continue through at least July 31, 2026, unless changed with approval of the Board of Trustees.

3

Teachers Advisors, LLC has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Teachers Advisors, LLC expects these waiver and/or reimbursement arrangements to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class I	Premier Class	Class R6	Retirement Class	Class W
1 year	$295	$22	$25	$7	$33	$0
3 years	$391	$68	$77	$23	$103	$0
5 years	$496	$118	$135	$40	$180	$0
10 years	$803	$268	$306	$90	$406	$0

Portfolio turnover

The Fund pays transaction costs, such as commissions, as applicable, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended March 31, 2025, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its assets in bonds within its benchmark and portfolio tracking index, the Bloomberg U.S. 1–3 Year Government/Credit Bond Index (the “Index”). The Fund uses a sampling

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technique to create a portfolio that closely matches the overall investment characteristics of the Index (for example, duration, sector diversification and credit quality) without investing in all of the securities in the Index. At times the Fund may purchase securities not held in the Index, but which Teachers Advisors, LLC (“Advisors”) believes have similar investment characteristics to securities held in its index. Generally, the Fund intends to invest in a wide spectrum of public, investment-grade, taxable debt securities denominated in U.S. dollars including United States treasury debt, government-related debt, and corporate issues. The Fund has a policy of maintaining a dollar weighted average maturity of no more than three years. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

The securities purchased by the Fund will mainly be high-quality instruments rated in the top four credit categories by a nationally recognized statistical rating organization (“NRSRO”) or deemed to be of the same quality by Advisors using its own credit quality analysis. The Fund may continue to hold instruments that were rated as high-quality when purchased, but which subsequently are downgraded to below-investment-grade status or have their ratings withdrawn by one or more rating agencies.

Because the return of the Index is not reduced by investment and other operating expenses, the Fund’s ability to match the Index is negatively affected by the costs of buying and selling securities, as well as other fees and expenses. The use of this index by the Fund is not a fundamental policy of the Fund and may be changed without shareholder approval.

The Fund may also invest in foreign securities, including emerging markets fixed-income securities and non-dollar-denominated instruments. Under most circumstances, the Fund’s investments in fixed-income securities of foreign issuers constitute less than 20% of the Fund’s assets.

The Fund is classified as a diversified investment company, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). However, the Fund may become non-diversified under the 1940 Act without the approval of Fund shareholders solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index, the Bloomberg U.S. 1–3 Year Government/Credit Bond Index, which the Fund seeks to track.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments.

• Credit Risk (a type of Issuer Risk)—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by

4     Summary Prospectus  ■  Nuveen Short Term Bond Index Fund

market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of investment, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an investment.

• Credit Spread Risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of the Fund’s debt securities.

• Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Fund’s income.

• Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Fund to properly value its investments and that the Fund may not be able to purchase or sell an investment at an attractive price, if at all.

• Interest Rate Risk (a type of Market Risk)—The risk that changes in interest rates can adversely affect the value or liquidity of, and income generated by, fixed-income investments. This risk is heightened to the extent the Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are changing. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. In general, changing interest rates, including rates that fall below zero, or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell fixed-income investments. When interest rates change, the values of longer duration fixed-income securities usually change more than the values of shorter duration fixed-income securities. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. Other factors that may affect the value of debt securities include, but are not limited to, economic, political, public health, and other crises and responses by governments and companies to such crises.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects, credit rating and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• U.S. Government Securities Risk—Securities issued by the U.S. Government or one of its agencies or instrumentalities may receive varying levels of support from the U.S. Government, which could affect the Fund’s

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ability to recover should they default. To the extent the Fund invests significantly in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, any market movements, regulatory changes or changes in political or economic conditions that affect the securities of the U.S. Government or its agencies or instrumentalities in which the Fund invests may have a significant impact on the Fund’s performance.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Downgrade Risk—The risk that securities are subsequently downgraded should Advisors and/or rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated.

• Index Risk—The risk that the Fund’s performance may not correspond to its benchmark index for any period of time and may underperform such index or the overall financial market. Additionally, to the extent that the Fund’s investments vary from the composition of its benchmark index, the Fund’s performance could potentially vary from the index’s performance to a greater extent than if the Fund merely attempted to replicate the index.

• Fixed-Income Foreign Investment Risk—Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to the Fund or impair the Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also have lower overall liquidity and be more difficult to value than investments in U.S. issuers. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections, and less stringent accounting, corporate governance, financial reporting and disclosure standards. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact the Fund’s investments. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and/or thus may make the Fund’s investments in such securities less liquid (or illiquid) or more difficult to value. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict.

6     Summary Prospectus  ■  Nuveen Short Term Bond Index Fund

• Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets or those economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because their financial markets may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries and may be more vulnerable to market manipulation. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to enforce certain regulatory or legal obligations or otherwise bring actions against bad actors in emerging market countries. The risks outlined above are often more pronounced in “frontier markets” in which the Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid. These factors may make investing in frontier market countries significantly riskier than investing in other countries.

• Non-Diversification Risk—While the Fund is considered to be a diversified investment company under the 1940 Act, the Fund may become non-diversified under the 1940 Act without Fund shareholder approval when necessary to continue to track its benchmark index. Non-diversified status means that the Fund can invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss in value of a particular investment may have a greater effect on the fund’s return since that investment may represent a larger portion of the fund’s total portfolio assets.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of Class R6 of the Fund, before taxes, in each full calendar year since inception of Class R6. Because the expenses vary across share classes, the performance of Class R6 may vary from the other

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share classes. Below the bar chart are the best and worst returns of Class R6 for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for Class A, Class I, Premier Class, Class R6, Retirement Class and Class W over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2024, and how those returns compare to those of the Fund’s broad-based securities market index and benchmark index. After-tax performance is shown only for Class R6 shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Class R6 shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The broad-based securities market index and benchmark index listed below are unmanaged, and you cannot invest directly in an index. The returns for the broad-based securities market index and benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.nuveen.com/performance or call 800-257-8787.

ANNUAL TOTAL RETURNS FOR CLASS R6 SHARES (%)†

Nuveen Short Term Bond Index Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2025, was 2.92%.

Best quarter: 3.01%, for the quarter ended September 30, 2024. Worst quarter: -2.47%, for the quarter ended March 31, 2022.

8     Summary Prospectus  ■  Nuveen Short Term Bond Index Fund

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2024

Class name (Inception date)	One year	Five years	Since inception	Class I Since inception (12/04/2015)	Class W Since inception (09/28/2018)
Class R6 (08/07/2015)
Return before taxes	4.39%	1.53%	1.55%	N/A	N/A
Return after taxes on distributions	2.58%	0.60%	0.75%	N/A	N/A
Return after taxes on distributions
and sale of Fund shares	2.57%	0.78%	0.84%	N/A	N/A
Class I (12/04/2015)
Return before taxes	4.15%	1.39%	N/A	1.49%	N/A
Premier Class (08/07/2015)
Return before taxes	4.21%	1.37%	1.38%	N/A	N/A
Retirement Class (08/07/2015)
Return before taxes	4.13%	1.28%	1.30%	N/A	N/A
Class A (08/07/2015)*
Return before taxes	1.29%	0.68%	0.93%	N/A	N/A
Class W (09/28/2018)
Return before taxes	4.46%	1.62%	N/A	N/A	2.12%

Bloomberg U.S. Aggregate Bond Index
(reflects no deductions for fees, expenses or taxes)	1.25%	–0.33%	1.36%	1.41%	1.34%

Bloomberg U.S. 1-3 Year Government/Credit Bond Index
(reflects no deductions for fees, expenses or taxes)	4.36%	1.58%	1.66%	1.71%	2.09%

Current performance of the Fund’s shares may be higher or lower than that shown above.
*	The Class A average annual total returns have been restated to reflect a maximum up-front sales charge of 2.50% applicable to the purchase of Class A shares, which was effective as of May 6, 2024.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

For the Fund’s most current 30-day yield, please call the Fund at 800-842-2252.

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Portfolio management

Investment Adviser. Teachers Advisors, LLC.

Portfolio Managers.

Name:	James Tsang, CFA	Joseph Spinelli
Title:	Senior Director	Senior Director
Experience on Fund:	since 2015	since 2026

Purchase and sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”) directly from the Fund (for certain share classes) or through a financial advisor, employee benefit plan or other financial intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Class A	Available only through certain financial intermediaries or by contacting the Fund directly as described in the Prospectus. $2,500 for all accounts except: • $2,000 for Traditional/Roth IRA accounts and Coverdell Education Savings Accounts. • $250 for accounts opened through fee-based programs. • No minimum for retirement plans.	$100
Class I

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the Prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the Prospectus.

		No minimum.
Premier Class, Retirement Class	Available only through certain employee benefit plans, other types of savings plans or accounts and certain financial intermediaries as described in the Prospectus. No minimum.	No minimum.

10     Summary Prospectus  ■  Nuveen Short Term Bond Index Fund

	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Class R6

Available only to certain eligible investors as described in the Prospectus and through fee-based programs.

$1 million for all accounts except:

• $1,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

No minimum.
Class W

Available directly from the Fund only by funds advised by Advisors or its affiliates or other clients or accounts of Advisors or its affiliates that are subject to a contractual fee for advisory, management or other similar or related services provided by Advisors or its affiliates.

No minimum.

No minimum.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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